                                                                   EXHIBIT 10.43

                               DEED OF GUARANTEE


TO:  BANK OF CHINA HONG KONG BRANCH

A.   DEFINITION

     Unless the context otherwise requires, all capitalized terms used herein shall have their respective meanings as defined in Clause 24 of Section C of this Deed.

B.   GUARANTEE

     In consideration of Bank of China, Hong Kong Branch (hereinafter called "BOC", including its successors and assigns) agreeing at the request of the principal debtor (hereinafter called "the Principal", whose particulars are set out in Part A of the First Schedule hereto) and/or the undersigned (whose particulars are set out in part B or the First Schedule hereto) from time to time or at any time (i) to grant or continue to grant general banking facilities of whatever nature and in whatever nature and in whatever currency to the Principal either singly or jointly with other parties on such terms, manner and form and for so long as BOC may in its absolute discretion think fit; and/or (ii) to withhold proceedings against or not to make immediate demand for repayment from the Principal for so long and on such terms and conditions as BOC may in its absolute discretion think fit, I, the undersigned, HEREBY AGREE (and in case where there are more than one undersigned, we, the undersigned, HEREBY JOINTLY AND SEVERALLY AGREE) to PAY and SATISFY to BOC ON DEMAND in writing all sums of money debts and liabilities whether certain or contingent whether now or at any time hereafter owing or incurred due but unpaid to BOC from or by the Principal (or any one or more of them) in any manner howsoever or on any account whether as principal or surety and whether along or jointly with any other person, firm or corporation or from or by any firm in which the Principal (or any one or more of them) may be a partner and in whatever name, style or form or under any obligation or liability entered into by BOC for or at my/our request including but not limited to the following:

     (a) any and all sum or sums due owing and/or payable to BOC by the Principal (or any one or more of them) under any banking facilities, dealings, transactions, undertaking, contracts and/or obligations, liabilities, engagements of whatever nature entered into by BOC for or at my/our request and/or under any bills, drafts, notes, guarantees and/or indemnities;

     (b)  interest accrued or to be accrued;

     (c)  commissions, fees and other charges payable to BOC;

     (d) any other costs, expenses, disbursements and/or payment of whatsoever nature liable to be reimbursed or otherwise payable by the Principal to BOC.

PROVIDED ALWAYS that:

          (i) where no amount is specified in the Second Schedule hereto as a Specified Amount, the amount ultimately enforceable against me/us under this Guarantee shall for all intents and purposes be unlimited; but

          (ii) where there is a Specified Amount set out in the Second Schedule hereto, the total liability ultimately enforceable against me/us under this Guarantee shall not exceed in the aggregate an amount being the total of the Specified Amount together with a sum equal to all interest on the Specified Amount calculated at the Agreed Interest Rate(s) (as well after as before judgment) from the date of BOC's first demand to the Principal (whether verbal or in writing) for repayment to date of actual payment where the debts and liabilities are repayable on demand and in other cases from time to time of default of the Principal to the date of actual payment PROVIDED ALWAYS that where the total debts and liabilities owing by the Principal to BOC exceeds the limit ultimately enforceable against me/us under this Guarantee, BOC shall be entitled at its absolute discretion to determine which part of parts of such debts and liabilities shall be guaranteed and/or demanded hereunder AND PROVIDED FURTHER that in such event, should such debts and liabilities (or any part or parts thereof) determined by BOC to be guaranteed and/or demanded under this Guarantee be paid by the principal or any third party or parties other than me/us, my/our liabilities hereunder shall not thereby be deemed, diminished or discharged and BOC shall be entitled to re-determine such other part or parts of the debts and liabilities then owing by the Principal to be guaranteed hereunder and demanded accordingly.

C.   FURTHER COVENANTS

     I, the undersigned, HEREBY FURTHER AGREE AND UNDERTAKE (and in case where there are more than one undersigned, we, the undersigned, HEREBY JOINTLY AND SEVERALLY AGREE AND UNDERTAKE) as follows:

     1.   CURRENCY INDEMNITY:

          (a) All moneys received or held by BOC under this Deed may from time to time after demand has been made be converted into such other currency as BOC considers necessary or desirable to cover my/our obligations and liabilities in that currency at the then prevailing spot rate of exchange of BOC (as conclusively determined by BOC) for purchasing the currency to be acquired with the existing currency.

          (b) If and to the extent I/we fail to pay the amount due on demand BOC may in its absolute discretion without notice to me/us purchase at any time thereafter so much of a currency as BOC considers necessary or desirable to cover my/our obligations and liabilities in such currency hereby secured at the then prevailing spot rate of exchange of BOC (as conclusively determined by BOC) for purchasing such currency with Hong Kong Dollar price (including all costs charges and expenses paid by BOC.

          (c) No payment to BOC (whether under any judgment or court order or otherwise) shall discharge my/our obligation or liability in respect of which it was made unless and until BOC shall have received payment in full in the currency in which such obligation or liability was incurred and to the extent the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency BOC shall have a further separate cause of action against me/us and shall be entitled to enforce the security hereby created to recover the amount of the shortfall.

     2. PAYMENT NOT SUBJECT TO DEDUCTION: All payments under this Guarantee shall be made free of any restriction and counterclaim and without any set-off, deductions or withholdings whatsoever. If any payment to be made under this Guarantee is subject to any tax or other withholding, I/we undertake to pay to BOC such additional amount as may be necessary to ensure that the net amount received (whether as principal or interest) is equal to the amount which BOC would otherwise have received.

     3. INTEREST ON SUMS DEMANDED HEREUNDER: In addition nd without prejudice to Proviso (ii) or Section B above, all sums demanded for payment but unpaid under this Guarantee shall bear interest at the Agreed Interest Rate(s) from the date of BOC's demand hereunder to the date of actual payment (as well after as before judgment) and I/we shall be liable therefor.

     4. CONTINUING SECURITY: This Guarantee shall not be considered as satisfied by any intermediate payment or satisfaction of the whole or any part of any sum or sums of money owing by the Principal but shall be a continuing security and shall extend to cover all sum or sums of money which shall for the time being or at any time constitute the balance due from the Principal to BOC in whatsoever manner.

     5. GUARANTEE TO REMAIN IN FORCE UNTIL REPAYMENT IN FULL: Unless otherwise determined in accordance with the provisions hereof, this Guarantee shall continue in effect until all sums whatsoever payable by the Principal to BOC have been finally paid in full.

     6. HAPPENING OF SPECIFIED EVENTS: The Guarantee shall be binding as continuing security on me/us and shall not be discharged or be in any way affected by any one or more or all of the Specified Events. Without prejudice to the generality of the foregoing and Clause 5 above and only on the happening of any one or more of the Specified Events, this Guarantee may be determined upon the expiration of three calendar months from the date of BOC's actual receipt of a notice in writing to determine this Guarantee given by:

          (a) If there is only one undersigned, the undersigned, or the undersigned's personal or legal representative(s) (as the case may be); or

          (b) If there is more than one undersigned, the personal or legal representative(s), of each and every one of us to which a Specified Event has happened jointly together with all of us (is any) not affected by any Specified Event.

     6A. TERMINATION BY NOTICE: Without prejudice to the generality of Clause 6 above and subject always to Clause 6B below, I/we hereby expressly admit and declare that I/we shall have not right (and for the avoidance of doubt, such right, if any, whether in law or equity, is hereby absolutely relinquished and waive by me/us) to terminate this Guarantee by giving notice to BOC so long as BOC is contractually or otherwise bond to make any advance or provide any banking facilities to the Principal. I/We shall only give notice to BOC to terminate this Guarantee when BOC has completely ceased to be under any obligations to make any advance or provide any banking facilities to the Principal and such notice shall only take effect on the expiration of three calendar months from he date of BOC's actual receipt of such notice of termination and shall only be effective if it is in writing signed by me or all of us (if there is more than one undersigned). Notwithstanding the giving of notice by me/us under this clause or Clause 6, BOC shall has the right to continue granting banking or other facilities or making advance to or on account of the Principal after BOC's receipt of such notice.

     6B. LIABILITIES ON TERMINATION: Termination of this Guarantee as provided in Clause 6, Clause 6A or by whatever reason shall not release me/us and/or my/our estate(s) from this Guarantee in respect of any liability owing or incurred by the Principal to BOC during the currency of this Guarantee (including those incurred during the period of the required three months' notice of termination as stipulated in Clause 6 and Clause 6A) whether such liability is actual or contingent, accrued or not yet accrued and whether or not such liability matures or becomes due or payable or accrues only after the expiration of the required three month's notice of termination as stipulated in Clause 6 and Clause 6A. I/We hereby expressly agree that my/our obligations to guarantee and indemnify BOC against the liabilities of the Principal shall not in any way be affected by BOC not making a demand on me or us before the termination of this Guarantee and that BOC may make a demand on me/us at any time whether before or after the termination of this Guarantee whereupon I/we shall promptly pay BOC the amount demanded.

     7. NEW ACCOUNTS WITH PRINCIPAL: In the event of this Guarantee ceasing from any cause whatsoever to be binding as a continuing security on me/us, BOC shall be at liberty without thereby affecting BOC's rights hereunder to open a fresh account or accounts and/or to continue any then existing account or accounts with the Principal and no moneys paid from time to time into any such fresh account or accounts so opened by or on behalf of the Principal (or the then existing account or accounts where no such fresh account or accounts are opened, as the case may be) and subsequently drawn out by the Principal shall on settlement of any claim in respect of this Guarantee be deemed appropriated towards or have the effect of payment of any part of the moneys due from the Principal at the time of this Guarantee ceasing to be so binding as a continuing security or of the interest thereon unless the person or persons paying in such moneys shall at the time of payment direct BOC in writing specifically to appropriate the same to that purpose.

     8.   CONCLUSIVE EVIDENCE:

          (a) Any admission or acknowledgment in writing by the Principal or by any person authorized by the Principal of the amount of indebtedness of the Principal to BOC and any judgment recovered by BOC against the Principal in respect of such indebtedness shall be binding and conclusive on and against me/us in all courts of law and elsewhere.

          (b) A certificate by any of BOC's duly authorized officers as to the moneys and liabilities for the time being due or owing to BOC from or by the Principal shall be binding on me/us and conclusive evidence in any legal proceedings against me/us in all courts of law and elsewhere.

     9. INDULGENCE, DEALING WITH PRINCIPAL: BOC shall be entitled without notice to and/or consent of me/us and without thereby discharging or affecting my/our liabilities hereunder at any time at BOC's sole and absolute discretion to deal freely with the Principal or any other party or parties liable in respect of any debts and/or liabilities guaranteed hereunder whether jointly, severally or jointly and severally with the Principal or as surety or as provider of securities including but without limitation:

          (a) to determine, reduce, limit, restrict, grant, enlarge, increase, vary, continue, renew or regrant any banking facilities to the Principal; and/or

          (b) to vary, exchange, renew, discharge, release, give up, abstain from perfecting and/or hold over any securities (including but not limited to any bills, notes, mortgages, charges, liens or other securities) indemnities, guarantees and/or any other undertaking or arrangement of similar nature whether from the Principal or from any third party or parties covering or in respect of any debts and liabilities hereby guaranteed; and/or

          (c) to release, discharge, settle or compound with, grant indulgence, give time for payment or other accommodation, to accept compositions from and make any other arrangements with the Principal and/or any third party or parties including but not limited to any person or persons liable on any bills, notes, mortgages, charges, liens or other securities as aforesaid or any person liable jointly, severally or jointly with or as surety of the Principal or any other person or persons.

     10.  SECURITY ADDITIONAL:

          (a) Save and except expressly provided for in this Guarantee, this Guarantee shall be in addition to and not in substitution of any other guarantee or security in respect of any debt and/or liability of the Principal guaranteed hereunder whether given by me/us or by the Principal or by any other third party or parties.

          (b) This Guarantee shall be in addition to and shall not merge with or in any way discharge, prejudice or affect any other guarantees, agreements, undertakings, rights, liens, collateral or other securities now or hereafter held by BOC from me/us or any one or more of us or any third party or parties for or in respect of all or any part of the debts and liabilities hereby guaranteed nor vice versa should this Guarantee be discharged prejudiced or affected thereby. Unless specified by the payer, BOC shall have absolute discretion to apply or appropriate any money received by BOC for payment of any debts and/or liabilities owing to BOC by the Principal without any notice or consent of me/us.

     11. ENFORCING OTHER MEANS OF PAYMENT: BOC is to be at liberty, but not bound, to resort for BOC's own benefit to any other means of obtaining payment or securing performance by the Principal or any other co-securities at any time and in any manner or order BOC thinks fit without affecting this Guarantee and/or without in consequence diminishing my/our liability hereunder. BOC may exercise and enforce BOC's rights hereunder before resorting to other means of obtaining payment or securing performance or after such means have been resorted to in respect of any balance due or outstanding liabilities or obligations and in the latter case without entitling me/us to any benefit from such other means so long as any sum, liability or obligation remains due owing or payable or outstanding (whether actual or contingent) from or by the Principal to BOC.

     12. INVALIDITY OF OTHER SECURITY ETC.: The liabilities of me/us shall not be affected by any failure by BOC to take any security or by any invalidity of any security taken or by any existing or future agreement by BOC as to the application of any banking facilities made or to be made to the Principal.

     13. GUARANTEE OF WHOLE DEBT: Although my/our ultimate liability hereunder cannot exceed the limit hereinbefore provided in proviso (ii) to Section B, if any, this Guarantee shall be construed and take effect as a guarantee of the whole and every part of all debts and liabilities now or at any time hereafter owing to BOC by the Principal.

     14. PAYMENT INTO SUSPENSE ACCOUNT: Any money paid to BOC under this Guarantee may be placed and kept by BOC in a separate or suspense account for so long and in such name as BOC may in BOC's absolute discretion think fit without applying the same or any part thereof in or towards discharge of any debt or liabilities due or incurred by the Principal to BOC so as to enable BOC to preserve intact the Principal's liability to BOC and to sue or prove in arrangement, composition, liquidation, bankruptcy, winding up or such similar proceedings against the Principal the entirety of the debt or liabilities owing without taking into account any sum so paid under this Guarantee.

     15. NO COMPETITION WITH BOC'S RIGHT: Until BOC have been paid and received in full (which expression shall not embrace payment of a dividend in liquidation bankruptcy winding up or similar proceedings of less than 100 percent) all debts and liabilities owing by the Principal, I/we shall not whether directly or indirectly:

          (a) prove against the Principal's estate in any liquidation, bankruptcy, winding up or similar proceedings for or in relation to any sum or sums paid under this Guarantee or otherwise howsoever in competition with BOC;

          (b) claim, exercise and/or enforce any rights of subrogation, contribution, indemnity, assignment, set-off and/or counter-claim (whether statutory, in law or in equity or howsoever) in relation to any sum or sums paid under this Guarantee and any sum or sums so received by me/us and in breach hereof shall be held by me/us on trust for BOC and be paid over to BOC on demand for discharge of any debts and liabilities due by the Principal to BOC in addition to and independent of my/our liabilities hereunder and shall not be subject to the limitation, if any, provided in proviso (ii) to Section B above;

          (c) do any act or thing which might on the insolvency, bankruptcy, liquidation or similar proceedings of the Principal result in the increase of proofs or reduce the assets distributable amongst the creditors of the Principal to BOC's prejudice;

          (d) take now or at any time hereafter for or in respect of any of my/our liability under this Guarantee from the Principal either directly or indirectly without BOC's consent in writing any security or counter-security, promissory note, bill of exchange, mortgage, charge whether merely personal or involving a charge on any property whatsoever of the Principal. I/we hereby declare that I/we have not taken any such security or counter-security and all security or counter-security as aforesaid which I/we have now or at any time hereinbefore taken or may at any time hereafter take (whether with BOC's consent or in breach of the above provision) and all moneys at any time received in respect thereof shall be held in trust for BOC and as security to BOC for the fulfillment of my/our obligations hereunder and all of them shall be deposited by me/us with BOC and I/we shall do all such act or take all such action and/or sign or execute all such deeds or documents at BOC's request but at my/our costs and expenses for such purposes and for perfecting BOC's rights and claims thereto; and/or

          (e) by paying off any sum recoverable hereunder or by any other means or on any other ground claim to have the benefit of any security which BOC may now or hereafter hold for any moneys or liabilities due or incurred by the Principal to BOC or to have any share therein.

     16. SET-OFF AND LIEN: In addition to any general lien or similar right to which BOC as bankers may be entitled by law, BOC may at any time, without prior notice to me/us:

          (a) to set off and appropriate and apply any credit balance on any account (whether subject to notice or not and whether matured or not) in any currency of which I/we or any one or more of us am/are beneficially entitled at any of BOC's office or branch wherever situate against or on account of all or any liabilities of me/us to BOC hereunder and for such purpose, BOC may convert all or any part of such credit balance or liability to such other currencies at the applicable rate of exchange quoted and determined by BOC as may be necessary to effect such application or set-off; and

          (b) If any sum is due but unpaid hereunder, to retain all or any securities, valuables or any other property whatever and wherever situate which may be deposited with or otherwise held by BOC for or in the name of me/us or any one or more of us whether for safe custody or otherwise and to sell the same or any part thereof at such price as BOC shall determine whether by public auction, private treaty or tender and BOC may engage such agent or broker therefor and apply the proceeds thereof to set off any or all sums owing hereunder after first deducting all costs and expenses.

     17. JOINT SIGNATORIES, LIABILITIES JOINT AND SEVERAL: Should the undersigned be more than one party or should this Guarantee be intended to be given by more than one party:

          (a) Each and every one of the parties shall be jointly and severally liable hereunder and "I/we", "me/us" and all provision of this Guarantee shall be so construed accordingly.

          (b) Should this Guarantee prove not to be binding on or become invalid against any one or more but not all of us for any reason whatsoever, the liability of such other(s) of us shall remain intact valid and binding as if such of us who is/are not bound by this Guarantee has/have never been party or intended to be party hereto.

          (c) This Guarantee shall be binding and effective for all intents and purposes against each and every one of us who has actually signed with immediate effect and the failure of any intended guarantor(s) to sign or execute shall not affect the validity hereof against those signed as if those who have not signed or executed have never been intended to be party hereto.

          (d) BOC shall be entitled without any notice or consent of me/us to release or discharge any one or more but not all of us from his or their obligations and/or liabilities under this Guarantee or any part thereof or to accept or enter into any settlement or compromise or composition or make any other arrangements with or grant any time indulgence waiver or accommodation to any one or more but not all of us without discharging, releasing or affecting the liabilities and obligations of the other or others of us.

     18. NOTICE: A notice or demand by BOC under this Guarantee may be served by post cable telex or facsimile transmission and shall be deemed to have been duly served if by post on the day following the day of posting (it subsequent return or non-delivery notwithstanding) and if by cable telex facsimile transmission or personal delivery on the day of such cable telex facsimile transmission or delivery if addressed to me/us or the legal or personal representative(s) of me/us at my/our respective addresses on BOC's record or last known to BOC.

     19. FIRM, CORPORATION, ASSOCIATION, UNINCORPORATED BODY ETC.: If it shall so happen that the Principal shall be either a firm or a limited company or other corporation or a committee or association or other unincorporated body, any of the provisions herein contained which shall be primarily and literally applicable to the case of a single and individual principal only shall be construed and take effect so as to give BOC hereunder a guarantee for the money owing from such firm and every member thereof or from such limited company or corporation or committee or association or other unincorporated body as identical or analogous as may be with or to that which would have been given for the moneys owing from a single individual if the Principal were a single individual and any moneys or liabilities shall be deemed to be owing remaining due and unpaid by the Principal as provided in Section B above. And further in case where the Principal is a firm, this Guarantee shall be deemed to be a continuing guarantee to all moneys owing, as provided in Section B above from the persons or person now or at any time hereafter from time to time and for the time being carrying on business in the name of or in succession to the firm or from any one or more of such persons and any change in the constitution of the firm whether by death, retirement or admission of partners or otherwise howsoever shall not affect invalidate or discharge me/our liability under this Guarantee. And in the case of a limited company or other corporation any reference to bankruptcy shall be deemed to be a reference to liquidation, winding up or other analogous proceedings and the moneys owing us aforesaid and hereby guaranteed shall be deemed to include any moneys owing in respect of debentures or debenture stock of such limited company or other corporation held by BOC or on BOC's behalf.

     20.  CONDITIONS TO DISCHARGE:

          (a) Any release, discharge or settlement between BOC and me/us (including the return of this Guarantee) shall be conditional upon no security, disposition or payment to BOC by the Principal, me/us or any other party being avoided or reduced pursuant to any provisions or enactments relating to insolvency, bankruptcy, liquidation, winding-up or such similar proceedings, and if such condition shall not be fulfilled, BOC shall be entitled at any time to enforce this Guarantee subsequently as if such release, discharge or settlement had not occurred.

          (b) For the purposes of Clause 20(a) above, BOC shall be entitled to retain this Guarantee for a period of six months after the full payment, discharge or satisfaction of all debts and liabilities owing by the Principal to BOC and in the event of the commencement of bankruptcy or winding-up of any party making such payment, discharge or satisfaction, for such further period as BOC may determine and to enforce this Guarantee subsequently as if such release, discharge or settlement had not occurred.

     21.  LIABILITIES PRIMARY, INVALIDITY OF PRINCIPAL'S DEBTS ETC.:
          Independently of the above stipulations, I/we further agree to be liable as an independent principal debtor to BOC for the payment of all sums guaranteed or ought to be guaranteed hereby so that:

          (a) This Guarantee may be enforced against me/us (or any one or more of us) without BOC first enforcing any rights or claims or instituting legal proceedings against the Principal and/or any third party or parties and/or to join in the Principal as a party in the same proceedings against me/us and/or BOC first realizing or enforcing any of the securities or other guarantees held by BOC whether from me/us or any other party or paries.

          (b) In addition and without prejudice to Clause 20 hereinabove, should any debts and/or liabilities, which if valid or enforceable would be guaranteed by and be the subject matter of this Guarantee, be or become wholly or in part invalid, unenforceable against or irrecoverable from the Principal whether in law or otherwise as a result or arising out of any legal limitation, disability or incapacity on or of the Principal and/or any other reasons or circumstances including but not limited to want of or inadequacy of the borrowing power of the Principal, the irregular or improper exercise of the borrowing power, the exercise of the borrowing power concerned or the borrowing concerned by the Principal is ultra vires (in the case where the Principal is a limited company), the want of authority by any agent or person purporting to act on behalf of the Principal, I/we shall nevertheless be still liable to BOC for such debts and/or liabilities as if the same were wholly valid and enforceable and I/we were the sole and principal debtor in respect thereof irrespective whether or not as between BOC and the Principal, the Principal will have a valid defense thereto and BOC shall not be concerned to see or enquire into the powers of the Principal or its officer, employees or agents purporting to act on its behalf.

          (c) I/We hereby waive all and any of my/our rights as surety which may at any time be inconsistent with any of the provisions of this Guarantee.

     22. WAIVER; RIGHTS CUMULATIVE: No failure to exercise or enforce and no delay in exercising or enforcing on BOC's part of any right, remedy, power or privilege hereunder shall operate as waiver thereof, nor shall any single or partial exercise or enforcement of any right, remedy, power or privilege hereunder operate as a waiver thereof, nor shall any single or partial exercise or enforcement of any right, remedy, power or privilege preclude any other further exercise or enforcement thereof, or the exercise or enforcement of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative to and not exclusive of any right, remedy, power and privilege provided by law or other documents held by BOC.

     23. NOTICE OF SUBSEQUENT INCUMBRANCE: If BOC receives notice of any subsequent mortgage charge assignment or any other disposition affecting the security, if any, afforded by me/us or any third party or interest therein, BOC may open a new account for me/us; if BOC does not open a new account for me/us then unless BOC gives notice to the contrary to me/us, it shall nevertheless be treated as if BOC had done so at the time when BOC receives such notice and as from that time all payments made by or on behalf of me/us to BOC shall be credited or treated as having been credited to the new account and shall not operate to reduce the amount due from me/us to BOC at the time when BOC receives notice.

     24.  DEFINITIONS:

     In this Guarantee:

          (a) "Agreed Interest Rate" means the rate or rates and the basis and method (including whether or not to be compounded) agreed between BOC and the Principal at and by which Interest on the debt or liability in relation to which a sum or sums so demanded under this Guarantee is to be calculated.

          (b) "banking facilities" means all types of secured and unsecured banking facilities, loans, advances, credit facilities and financial, credit or other arrangement including but not limited to overdraft facilities, trust receipt facilities and all types or arrangement or facilities relating to documentary or other credits, in particular, their issuance negotiation and/or acceptance; issuance or acceptance of guarantees, indemnities and bonds; leasing; hire-purchase arrangement and all other types of arrangement whereby credit is extended, accommodation is afforded and/or liability or commitment (whether actual or contingent) is incurred by BOC for or at the request of the Principal and/or me/us.

          (c) "I/We" and "me/us" means the party or parties who executed this Guarantee, and where there are more than one party, "me/us" means and refers to all parties executing this Guarantee or any one or more of them and includes also such party's or parties' respective estate(s), successor(s), assign(s) and personal and/or legal representative(s) and "my/our" shall be so construed accordingly.

          (d) "the Principal" means the party or parties whose particulars are set out in Part A of the First Schedule hereto and where the Principal consists of more than one party, "the Principal" means and refers to all such parties or any one or more of them.

          (e) "Specified Amount" means the amount specified in the Second Schedule hereto.

          (f) "Specified Event" means the death, bankruptcy, liquidation, insolvency, dissolution, incorporation or other changes whatsoever in the constitution or composition of, or mental illness or other disability whatsoever of, the Principal (or any one or more of them) and/or me/us (or any one or more of us) and "Specified Event" means any one of the foregoing events.

          (g) "BOC" includes BOC's successors and assigns and any or all of BOC's offices and/or branches whether in Hong Kong or abroad and for the avoidance of doubt, this Guarantee shall cover all debts and liabilities owing or incurred by or from the Principal to BOC anywhere in the world whether to any one or more of BOC's offices and/or branches in Hong Kong or abroad.

          (h) The various matters set out as consideration in Section B of this Guarantee are in the disjunctive and alternative and the provision for considerations herein shall be deemed to have been absolutely and fully complied with and fulfilled if any one of the matters set out therein have been done.

          (i) Unless the contrary intention appears, words importing the masculine gender shall include females and corporations and words in the singular shall include the plural and words in the plural shall include the singular.

     25. CLAUSES SEVERABLE: If at any time any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the laws of any jurisdiction, neither the legality, validity or enforceability of the other remaining provisions hereof nor the legality, validity or enforceability such provision under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

     26. LAW AND JURISDICTION: This Guarantee shall be governed and construed in all respects in accordance with the laws of Hong Kong. I/We hereby irrevocably submit to the non-exclusive jurisdiction of the Hong Kong Courts but BOC shall be entitled to enforce this Guarantee in courts of other competent jurisdiction as BOC may select.

     27. HEADINGS: In this Guarantee, headings to sections or clauses are inserted for convenience only and have no legal effect and reference to sections, clauses and schedules are to sections, clauses and schedules of this Guarantee unless otherwise stated.

                     THE FIRST SCHEDULE ABOVE REFERRED TO


Name and particulars of the Principal
-------------------------------------

Name                   Address                           Identification
----                   -------                           --------------
                                                               Document
                                                               --------

CREATIVE MASTER        8/F., CASEY IND. BLDG.,           10677493
LIMITED                   18 BEDFORD ROAD,
                          KOWLOON.

                                     PART B

Name and particulars of the Principal
-------------------------------------

Name                   Address                           Identification
----                   -------                           --------------
                                                               Document
                                                               --------

TONG KA WING, CARL     3/F., 65 BISNEY ROAD,             HKID.NO.A934009(5)
                       POKFULAM, HONG KONG

KWOK SHECK PUI         FLAT H, 10/H NGAN SING            HKID.NO.E629547(2)
                       MANSION, TAI KOO SHING,
                       HONG KING

                     THE SECOND SCHEDULE ABOVE REFERRED TO

The Specified Amount:

HONG KONG DOLLARS FIVE HUNDRED THOUSAND ONLY.  (HKD500,000.00)**

IN WITNESS WHEREOF this Deed of Guarantee is executed by the party(ies whose
name(s) appear(s) in Part B of the First Schedule hereto this          day of
               , 19.

SIGNED, SEALED AND DELIVERED BY:


NAME Tong Ka Wing, Carl   SIGNATURE    /s/ Carl Tong                   L.S.
     -------------------               ------------------------------

NAME Kwok Sheck Pui       SIGNATURE    /s/ S.P. Kwok                   L.S.
     -------------------               ------------------------------

NAME                      SIGNATURE                    L.S.
     -------------------               ------------------------------
NAME                      SIGNATURE                    L.S.
     -------------------               ------------------------------

Witnessed by:

NAME MOK CHUN YIN         SIGNATURE    /s/ (illegible)
     -------------------               ------------------------------